FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814

Dated as of: November 30, 2007

KeyBank National Association,
as Administrative Agent
127 Public Square
Cleveland, OH 44114
Attention: John C. Scott

Re: Amendment No. 2 to Secured Term Loan Agreement

Ladies and Gentlemen:

We refer to the Secured Term Loan Agreement dated as of August 7, 2007 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”). Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.

We have requested the Lenders to make certain amendments to the Credit Agreement, and you have advised us that the Lenders are prepared and would be pleased to make the amendments so requested by us on the condition that we join in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of November 30, 2007, and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is amended in each of the following respects:

(a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.

(b) Clause (vi) of the definition of “Eligible Borrowing Base Property” in Section 1.1 of the Credit Agreement is amended by deleting the words “and are not subject to any negative pledge in favor of any Person other than the Agent and the Lenders” therefrom.

(c) Schedule 1 to the Credit Agreement (Subsidiary Guarantors) is amended to read in its entirety as set forth on Annex 1 attached hereto.

(d) Schedule 1A to the Credit Agreement (Borrowing Base Pool) is amended to read in its entirety as set forth on Annex 2 attached hereto.

(e) Schedule 7.1(b) to the Credit Agreement (Capitalization) is amended to read in its entirety as set forth on Annex 3 attached hereto.

(f) Schedule 7.13 to the Credit Agreement (Legal Name; Jurisdiction) is amended to read in its entirety as set forth on Annex 4 attached hereto.

ARTICLE II

CONDITIONS PRECEDENT TO AMENDMENT

The Lenders’ agreement herein to amend the Credit Agreement as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:

(a) The Borrower shall have executed and delivered to the Agent a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lenders;

(b) The Guarantor shall have acknowledged and consented to the provisions of this Amendment; and

(c) The Agent and the Majority Lenders shall have executed this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower and the Guarantor hereby represent and warrant to you as follows:

(a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the Guarantor, as applicable, to the Agent and the Lenders in the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower and the Guarantor on the date hereof and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.

(b) No Defaults or Events of Default. No Default or Event of Default exists on the date hereof, after giving effect to this Amendment, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.

(c) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by the Borrower and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of the Borrower and Guarantor enforceable against the Borrower and Guarantor in accordance with their respective terms.

ARTICLE IV

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and the Borrower and the Guarantor hereby ratify and confirm all of its agreements and obligations contained therein, as applicable.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED
PARTNERSHIP

By: First Potomac Realty Trust,
its sole general partner

By:   /s/ Barry H. Bass_
Barry H. Bass, Chief Financial
Officer and Executive Vice
President

(Signatures continued on next page)

[Consent to Amendment No. 2 to Secured Term Loan Agreement]

CONSENT OF GUARANTOR

FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of August 7, 2007 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR:

FIRST POTOMAC REALTY TRUST

By:   /s/ Barry H. Bass_
Barry Bass, Executive Vice President and
Chief Financial Officer

ACCEPTED AND AGREED AS OF
THE 30th DAY OF NOVEMBER, 2007:

KEYBANK NATIONAL ASSOCIATION,

Individually and as Administrative Agent

By:  /s/ Jason R. Weaver
Name: Jason R. Weaver
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

Individually

By:   /s/ Timothy P. Gleeson_
Name: Timothy P. Gleeson
Title: Vice President

Annex 1

Schedule 1

Subsidiary Guarantors

Aquia One, LLC
1434 Crossways Boulevard I, LLC
1434 Crossways Boulevard II, LLC
403 & 405 Glenn Drive, LLC
ACP East Finance, LLC
ACP East, LLC
AP Indian Creek, LLC
Columbia Holding Associates, LLC
Crossways Associates LLC
Enterprise Center I, LLC
First Snowden, LLC
FP Airpark AB, LLC
FP Chesterfield ABEF, LLC
FP Chesterfield CDGH, LLC
FP Gude, LLC
FP Hanover C, LLC
FP Hanover D, LLC
FP Prosperity, LLC
FP Van Buren, LLC
FPR Holdings Limited Partnership
Gateway Manassas I, LLC
Greenbrier/Norfolk Holding LLC
Greenbrier/Norfolk Investment LLC
GTC II First LLC
Indian Creek Investors, LLC
Kristina Way Investments LLC
Landover Owings Mills, LLC
Linden I, LLC
Newington Terminal Associates LLC
Newington Terminal LLC
Norfolk First LLC
Plaza 500, LLC
Rumsey/Snowden Holding LLC
Rumsey/Snowden Investment LLC
Snowden First LLC

Annex 2

Schedule 1A

Borrowing Base Pool

Ownership Entity	Building Name	Address	City	State
FP Airpark AB, LLC	Airpark Business Center A	7610-7618 Whitepine Road	Chesterfield	VA
	Airpark Business Center B	7620-7628 Whitepine Road	Chesterfield	VA

1434 Crossways Boulevard I, LLC	1434 Crossways Bldg 1	1434 Crossways	Chesapeake	VA

1434 Crossways Boulevard II, LLC	1434 Crossways Bldg 2	1434 Crossways	Chesapeake	VA

Crossways Associates LLC	Crossways Commerce Center I	1545 Crossways Boulevard	Chesapeake	VA
	Crossways Commerce Center II	1449 Kristina Way	Chesapeake	VA
		1501 Crossways Boulevard	Chesapeake	VA
	Coast Guard Building	1430 Kristina Way	Chesapeake	VA

FP Chesterfield ABEF, LLC	Chesterfield Business Center A	7361-7419 Whitepine Road	Chesterfield	VA
	Chesterfield Business Center B	7421-7441 Whitepine Road	Chesterfield	VA
	Chesterfield Business Center E	7321-7325 Whitepine Road	Chesterfield	VA
	Chesterfield Business Center F	7333 Whitepine Road	Chesterfield	VA

FP Chesterfield CDGH, LLC	Chesterfield Business Center C	7475-7499 Whitepine Road	Chesterfield	VA
	Chesterfield Business Center D	7455-7471 Whitepine Road	Chesterfield	VA
	Chesterfield Business Center G	7351-7357 Whitepine Road	Chesterfield	VA
	Chesterfield Business Center H	7341-7345 Whitepine Road	Chesterfield	VA

Enterprise Center I, LLC	15100 Enterprise Center Court	15100 Enterprise Center Court	Chantilly	VA
	4120 Lafayette Center Drive	4120 Lafayette Center Drive	Chantilly	VA
	15120 Enterprise Center Court	15120 Enterprise Center Court	Chantilly	VA
	4100 Lafayette Center Drive	4100 Lafayette Center Drive	Chantilly	VA

Gateway Manassas I, LLC	7401 Gateway Court	7401 Gateway Court	Manassas	VA

403 & 405 Glenn Drive, LLC	403 Glenn Drive	403 Glenn Drive	Sterling	VA
	405 Glenn Drive	405 Glenn Drive	Sterling	VA

FP Hanover C, LLC	Hanover Business Center C	303 Ashcake Road	Ashland	VA

FP Hanover D, LLC	Hanover Business Center D	305 Ashcake Road	Ashland	VA

Linden I, LLC	7633 Coppermine Drive	7633 Coppermine Drive	Manassas	VA
	7245 Coppermine Drive	7245 Coppermine Drive	Manassas	VA

FP Gude, LLC	400 E. Gude Drive	400 E. Gude Drive	Rockville	MD
	7300 Calhoun Place	7300 Calhoun Place	Rockville	MD
	7301 Calhoun Place	7301 Calhoun Place	Rockville	MD
	7362 Calhoun Place	7362 Calhoun Place	Rockville	MD

Newington Terminal Associates LLC	Newington, Bldg 1	8532 Terminal Road	Newington	VA
	Newington, Bldg 2	8533 Terminal Road	Newington	VA
	Newington, Bldg 3	8534 Terminal Road	Newington	VA
	Newington, Bldg 4	8535 Terminal Road	Newington	VA
	Newington, Bldg 5	8536 Terminal Road	Newington	VA
	Newington, Bldg 6	8538 Terminal Road	Newington	VA
	Newington, Bldg 7	8540 Terminal Road	Newington	VA

Landover Owings Mills, LLC	11421 Cronhill Drive	11421 Cronhill Drive	Owings Mills	MD
	11425 Cronhill Drive	11425 Cronhill Drive	Owings Mills	MD
	11431 Cronhill Drive	11431 Cronhill Drive	Owings Mills	MD
	11435 Cronhill Drive	11435 Cronhill Drive	Owings Mills	MD

FP Prosperity, LLC	Prosperity	2930-2942 Prosperity Avenue	Merrifield	VA

Aquia One, LLC	Aquia Commerce Center	2721 Jefferson Davis Highway	Stafford	VA

ACP East, LLC	2001-2003 Commerce Park Drive	2001-2003 Commerce Park Drive	Annapolis	MD
	2009-2011 Commerce Park Drive	2009-2011 Commerce Park Drive	Annapolis	MD

AP Indian Creek, LLC	12000 Indian Creek Court	12000 Indian Creek Court	Beltsville	MD
	12001 Indian Creek Court	12001 Indian Creek Court	Beltsville	MD
	12040 Indian Creek Court	12040 Indian Creek Court	Beltsville	MD
	12051 Indian Creek Court	12051 Indian Creek Court	Beltsville	MD

Plaza 500, LLC	6295 Edsall Road	6295 Edsall Road	Alexandria	VA

FP Van Buren, LLC	250 Exchange Place	250 Exchange Place	Herndon	VA
	510 Herndon Parkway	510 Herndon Parkway	Herndon	VA
	512 Herndon Parkway	512 Herndon Parkway	Herndon	VA
	516 Herndon Parkway	516 Herndon Parkway	Herndon	VA
	520 Herndon Parkway	520 Herndon Parkway	Herndon	VA

GTC II First LLC	Greenbrier Technology Center II	816 Greenbrier Circle	Chesapeake	VA

Norfolk First LLC	Norfolk Business Center	2551 Eltham Avenue	Norfolk	VA

Rumsey First LLC	9150 Rumsey Road	9150 Rumsey Road	Columbia	MD
	9160 Rumsey Road	9160 Rumsey Road	Columbia	MD
	9170 Rumsey Road	9170 Rumsey Road	Columbia	MD
	9180 Rumsey Road	9180 Rumsey Road	Columbia	MD

Snowden First LLC	6925 Oakland Mills Road	6925 Oakland Mills Road	Columbia	MD
	6935 Oakland Mills Road	6935 Oakland Mills Road	Columbia	MD
	6945 Oakland Mills Road	6945 Oakland Mills Road	Columbia	MD
	6955 Oakland Mills Road	6955 Oakland Mills Road	Columbia	MD

Annex 3

Schedule 7.1(b)

Capitalization

SUBSIDIARY GUARANTOR	OWNERSHIP INTEREST
1434 Crossways Boulevard I, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
1434 Crossways Boulevard II, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
403 & 405 Glenn Drive, LLC	First Potomac Realty Investment Limited Partnership – 99% limited liability company interest 403 & 405 Glenn Drive Manager, LLC – 1% limited liability company interest
Crossways Associates LLC	Kristina Way Investments LLC – 100% limited liability company interest
Enterprise Center I, LLC	First Potomac Realty Investment Limited Partnership – 99% limited liability company interest Enterprise Center Manager LLC – 1% limited liability company interest
FP Airpark AB, LLC	FPR Holdings Limited Partnership – 100% limited liability company interest
FP Chesterfield ABEF, LLC	FPR Holdings Limited Partnership – 100% limited liability company interest
FP Chesterfield CDGH, LLC	FPR Holdings Limited Partnership – 100% limited liability company interest
FP Gude, LLC	First Potomac Realty Investment Limited Partnership – 99% limited liability company interest FP Gude Manager LLC – 1% limited liability company interest
FP Hanover C, LLC	FPR Holdings Limited Partnership – 100% limited liability company interest
FP Hanover D, LLC	FPR Holdings Limited Partnership – 100% limited liability company interest
FP Prosperity, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
Gateway Manassas I, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
Landover Owings Mills, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
Linden I, LLC	First Potomac Realty Investment Limited Partnership – 99% limited liability company interest Linden I Manager LLC – 1% limited liability company interest
Newington Terminal Associates LLC	Newington Terminal LLC – 100% limited liability company interest
FPR Holdings Limited Partnership	First Potomac Realty Investment Limited Partnership – 99% partnership interest FPR General Partner, LLC– 1% partnership interest
Newington Terminal LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
Kristina Way Investments LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
Columbia Holding Associates, LLC	Rumsey Snowden Investment, LLC -100% limited liability company interest
First Snowden, LLC	Columbia Holdings Associates, LLC — 100% limited liability company interest
Greenbrier/Norfolk Holding, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
Greenbrier/Norfolk Investment, LLC	Greenbrier/Norfolk Holding LLC — 100% limited liability company interest
Rumsey/Snowden Holding, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
Rumsey/Snowden Investment, LLC	Rumsey/Snowden Holding LLC — 100% limited liability company interest
Snowden First, LLC	First Snowden LLC — 100% limited liability company interest
Aquia One, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
ACP East Finance, LLC	ACP East LLC – 100% limited liability company interest
ACP East, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
AP Indian Creek, LLC	FP Indian Creek, LLC — 100% limited liability company interest
FP Van Buren, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest
GTC II First, LLC	Greenbrier Holding Associates LLC — 100% limited liability company interest
Indian Creek Investors, LLC	FP Indian Creek, LLC — 100% limited liability company interest
Norfolk First, LLC	Greenbrier Holding Associates LLC – 100% limited liability company interest
Plaza 500, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest

Annex 4

Schedule 7.13

Legal Name; Jurisdiction

First Potomac Realty Trust, a Maryland real estate investment trust
First Potomac Realty Investment Limited Partnership, a Delaware limited partnership
1434 Crossways Boulevard I, LLC, a Delaware limited liability company
1434 Crossways Boulevard II, LLC, a Delaware limited liability company
403 & 405 Glenn Drive, LLC, a Virginia limited liability company
Crossways Associates LLC, a Delaware limited liability company
Enterprise Center I, LLC, a Delaware limited liability company
FP Airpark AB, LLC, a Virginia limited liability company
FP Chesterfield ABEF, LLC, a Virginia limited liability company
FP Chesterfield CDGH, LLC, a Virginia limited liability company
FP Gude, LLC, a Maryland limited liability company
FP Hanover C, LLC, a Virginia limited liability company
FP Hanover D, LLC, a Virginia limited liability company
FP Prosperity, LLC, a Virginia limited liability company
Gateway Manassas I, LLC, a Delaware limited liability company
Landover Owings Mills, LLC, a Delaware limited liability company
Linden I, LLC, a Delaware limited liability company
Newington Terminal Associates LLC, a Delaware limited liability company
FPR Holdings Limited Partnership, a Delaware limited partnership
Newington Terminal LLC, a Delaware limited liability company
Kristina Way Investments LLC, a Delaware limited liability company
Greenbrier/Norfolk Investment, LLC, a Delaware limited liability company
Rumsey/Snowden Holding LLC, a Delaware limited liability company
Rumsey/Snowden Investment LLC, a Delaware limited liability company
Snowden First, LLC, a Delaware limited liability company
Aquia One, LLC, a Delaware limited liability company
ACP East, LLC, a Maryland limited liability company
ACP East Finance, LLC, a Maryland limited liability company
AP Indian Creek, LLC, a Delaware limited liability company
FP Van Buren, LLC, a Delaware limited liability company
GTC II First, LLC, a Delaware limited liability company
Indian Creek Investors, LLC, a Maryland limited liability company
Norfolk First, LLC, a Delaware limited liability company
Plaza 500, LLC, a Delaware limited liability Company